SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event
Reported): March 22, 2017

BMW VEHICLE LEASE TRUST 2017-1 (Exact name of Issuing Entity as specified in its charter)
BMW AUTO LEASING LLC (Exact name of Depositor as specified in its charter)
BMW FINANCIAL SERVICES NA, LLC (Exact name of Sponsor as specified in its charter)
FINANCIAL SERVICES VEHICLE TRUST (Exact name of co-registrant as specified in its charter)
Delaware	333-205553-04	22-2013053
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Chestnut Ridge Road Woodcliff Lake, NJ 07677
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (201) 307-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

Morgan, Lewis & Bockius LLP has been retained by this Registrant as counsel for its Registration Statement on Form SF-3 (Commission File No. 333-205553) in connection with various transactions.  Legal opinions by Morgan, Lewis & Bockius LLP and Richards, Layton & Finger, P.A. to be incorporated into the Registration Statement are attached hereto as Exhibit 5.1, Exhibit 5.2 and Exhibit 8.1.

Item 9.01.  Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

5.1	Opinion of Morgan, Lewis & Bockius LLP as to legality (including consent of such firm).
5.2	Opinion of Richards, Layton & Finger, P.A. as to due authorization, enforceability and legality (including consent of such firm).
8.1	Opinion of Morgan, Lewis & Bockius LLP as to certain tax matters (including consent of such firm).
23.1	Consent of Morgan, Lewis & Bockius LLP (included in Exhibit 5.1 and Exhibit 8.1).
23.2	Consent of Richards, Layton & Finger, P.A. (included in Exhibit 5.2).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

BMW VEHICLE LEASE TRUST 2017-1

By:      BMW Financial Services NA, LLC,
as Administrator

By: /s/ Ritu Chandy
Name:      Ritu Chandy
Title:         Vice President – Finance & CFO

By: /s/ Stefan Glebke
Name:      Stefan Glebke
Title:         Treasurer

FINANCIAL SERVICES VEHICLE TRUST

By:      BMW Financial Services NA, LLC,
as Servicer

By: /s/ Ritu Chandy
Name:      Ritu Chandy
Title:         Vice President – Finance & CFO

By: /s/ Stefan Glebke
Name:      Stefan Glebke
Title:         Treasurer

BMW AUTO LEASING LLC

By: BMW Financial Services NA, LLC,
as Managing Member

By: /s/ Ritu Chandy
Name:    Ritu Chandy
Title:       Vice President – Finance & CFO

By: /s/ Stefan Glebke
Name:   Stefan Glebke
Title:    Treasurer

Dated: March 22, 2017